Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Large Cap Focus Growth Fund

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The fund’s investment adviser intends to propose a new portfolio management team to the Board for approval at its upcoming September meeting. The proposed new portfolio management team is currently part of Deutsche Asset Management’s expansive global investment platform.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectuses.

Thomas M. Hynes, Jr., CFA, Managing Director. Lead Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2010.

Owen Fitzpatrick, CFA, Managing Director. Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2009.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2007.

Please Retain This Supplement for Future Reference

September 6, 2016

PROSTKR-695